UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2017

ZAIS GROUP HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35848	46-1314400
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Bridge Avenue, Suite 322 Red Bank, NJ	07701-1106
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (732) 978-7518

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On November 13, 2017, ZAIS Group Holdings, Inc. (the “Company”) issued an earnings release (the “Earnings Release”) announcing its financial results for the three and nine months ended September 30, 2017. A copy of the Earnings Release is attached as Exhibit 99.1 hereto and incorporated herein by reference. Additionally, on November 13, 2017, the Company made available on its website, www.ZAISGroupHoldings.com, supplemental investor information relating to the Company’s assets under management.

The information pertaining to Item 2.02 in this Current Report, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information contained in Item 2.02 in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, unless it is specifically incorporated by reference therein.

Forward-Looking Statements

This Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this Current Report on Form 8-K may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Earnings Release, November 13, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAIS GROUP HOLDINGS, INC.

	By:	/s/ Nisha Motani
Nisha Motani
Chief Financial Officer
Date: November 13, 2017